Exhibit 10.3

DEED OF IRREVOCABLE UNDERTAKING

To:	Chiquita Brands International, Inc.
550 South Caldwell Street
Charlotte, North Carolina 28202
U.S.A.
("Chiquita")

ChiquitaFyffes limited
Riverside One
Sir John Rogerson's Quay
Dublin 2
Ireland
("ChiquitaFyffes")

25 September 2014

Dear Sirs

COMBINATION OF CHIQUITA BRANDS INTERNATIONAL INC. AND FYFFES PLC

We refer to the irrevocable undertaking dated 9 March 2014 given by us to Chiquita and ChiquitaFyffes in connection with the proposed combination of Chiquita and Fyffes plc ("Fyffes") (the "Original Deed of Irrevocable Undertaking"). We refer also to the press announcement which, we understand, Chiquita and Fyffes propose to issue on or before 26 September 2014 announcing revised terms of the Scheme and the Transaction, on the terms and subject to the conditions to be set out in that announcement, and which will include a recommendation of the Fyffes Board that Fyffes Shareholders vote in favour of the Scheme as so revised (the "Revised Transaction Announcement").

We each hereby severally confirm and repeat (subject to paragraphs 1.1(a) to 1.1(d) below) to Chiquita and ChiquitaFyffes the representations, warranties, undertakings and acknowledgements given by us in the Original Deed of Irrevocable Undertaking as of the date of this undertaking but so that:

(a)	the expressions "Scheme" and "Transaction" as used in the Original Deed of Irrevocable Undertaking and in this undertaking shall be taken to refer to the Scheme or (as the case may be) the Transaction as shall be varied in accordance with the revised terms and conditions specified in the Revised Transaction Announcement;

(b)	the expression "Announcement" as used in the Original Deed of Irrevocable Undertaking shall be taken to refer to the Announcement as revised by the Revised Transaction Announcement;

(c)	the phrase "and against any resolution or proposal to adjourn the Court Meeting or the EGM (unless otherwise directed by Chiquita" in Clause 1(c)(i) of the Original Deed of Irrevocable Undertaking shall not be confirmed or repeated; and

(d)	the phrase "and in any event no later than 10 days before the date of the Court Meeting and the EGM" Clause 1(c)(ii) shall be deemed to be amended to read "and in any event no later than 5 days before the date of the Court Meeting and the EGM".

We irrevocably consent to the issue of the Revised Transaction Announcement and any revised Scheme Document, and any further shareholder circular issued by Chiquita, ChiquitaFyffes and/or Fyffes in connection with the Transaction, incorporating references to the provisions of this undertaking. We understand that this undertaking will be made available for inspection (as required by the Takeover Rules) and that particulars of it will be contained in the Revised Transaction Announcement and any revised Scheme Document. We shall promptly give you all information and any assistance as you may reasonably require for the preparation of any revised Scheme Document and any other announcement to be made, or document to be issued, by or on behalf of Chiquita, ChiquitaFyffes or Fyffes in connection with the Transaction in order to comply with the requirements of the Takeover Rules, the Panel, the High Court or any other legal or regulatory requirement or body.

The obligations under this undertaking will lapse in any of circumstances specified in clause 3(b)(ii) to (iv) inclusive of the Original Deed of Irrevocable Undertaking or if the Revised Transaction Announcement is not made on or before 26 September 2014 .

We agree that damages would or may not be an adequate remedy for breach of this undertaking and that Chiquita and/or ChiquitaFyffes shall have the right to remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of any such provision by us.

This undertaking and all non-contractual matters arising out of or in connection with it shall be governed by Irish law and we submit to the jurisdiction of the Irish courts for all purposes in relation to this undertaking.

Except where the context requires otherwise, the definitions used in this undertaking shall have the meanings given to them in the transaction agreement dated 10 March 2014 entered into between Fyffes, Chiquita, ChiquitaFyffes, CBII Holding Corporation and Chicago Merger Sub, Inc. as amended from time to time.

IN WITNESS whereof this Deed has been duly executed and delivered as a deed poll on the date shown at the beginning of this document.

PRESENT when the Common Seal of
ARMATEUR LIMITED
was affixed hereto
and this DEED has been DELIVERED:
/s/ Catherine Ghose
Director

/s/ Maura Brennan
Secretary

Authorised Signatory
on behalf of Arevalo Limited

PRESENT when the Common Seal of
CHEKGATE LIMITED
was affixed hereto
and this DEED has been DELIVERED:
/s/ Catherine Ghose
Director

/s/ Maura Brennan
Secretary

Authorised Signatory
on behalf of Arevalo Limited

PRESENT when the Common Seal of
FIRSTMORE LIMITED
was affixed hereto
and this DEED has been DELIVERED:
/s/ Catherine Ghose
Director

/s/ Maura Brennan
Secretary

Authorised Signatory
on behalf of Arevalo Limited

PRESENT when the Common Seal of
JAWLEY LIMITED
was affixed hereto
and this DEED has been DELIVERED:
/s/ Catherine Ghose
Director

/s/ Maura Brennan
Secretary

Authorised Signatory
on behalf of Arevalo Limited

PRESENT when the Common Seal of
STAINCROSS LIMITED
was affixed hereto
and this DEED has been DELIVERED:
/s/ Catherine Ghose
Director

/s/ Maura Brennan
Secretary

Authorised Signatory
on behalf of Arevalo Limited

PRESENT when the Common Seal of
ARNSBERG INVESTMENT COMPANY
was affixed hereto
and this DEED has been DELIVERED:
/s/ Catherine Ghose
Director

/s/ Maura Brennan
Secretary

Authorised Signatory
on behalf of Arevalo Limited

PRESENT when the Common Seal of
BALKAN INVESTMENT COMPANY
was affixed hereto
and this DEED has been DELIVERED:
/s/ Catherine Ghose
Director

/s/ Maura Brennan
Secretary

Authorised Signatory
on behalf of Arevalo Limited